UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

SPIRIT REALTY CAPITAL, INC.

SPIRIT REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)

Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common stock, par value $0.05 per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	SRC-A	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Spirit Realty Capital, Inc.Emerging growth company ☐

Spirit Realty, L.P.Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spirit Realty Capital, Inc.  ☐Spirit Realty, L.P.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2020, Spirit Realty Capital, Inc. (the “Company”), issued (i) a press release reporting its results of operations for the third fiscal quarter ended September 30, 2020, a copy of which is attached hereto as Exhibit 99.1, (ii) a supplemental report of financial and operating information of the Company for the third fiscal quarter ended September 30, 2020, a copy of which is attached hereto as Exhibit 99.2, and (iii) a Q3 2020 Investor Presentation, a copy of which is attached hereto as Exhibit 99.3.

The information set forth in Item 2.02 and in the attached Exhibits 99.1, 99.2 and 99.3 is being “furnished” and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Earnings press release, dated November 2, 2020

99.2	Supplemental report of financial and operating information for the quarter ended September 30, 2020

99.3	Q3 2020 Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2020

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes Chief Financial Officer and Executive Vice President (Principal Financial Officer)

SPIRIT REALTY, L.P.

By:	Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.

By:	/s/ Michael Hughes
Michael Hughes Chief Financial Officer and Executive Vice President (Principal Financial Officer)